Exhibit 99.1

RedPrairie Announces Expiration of Successful Tender Offer to Acquire JDA Stock

December 21, 2012, Atlanta, GA and Scottsdale, AZ—RedPrairie and JDA Software Group, Inc. (NASDAQ: JDAS) (“JDA”) today announced that the tender offer by RP Crown Acquisition Sub, LLC (an affiliate of RedPrairie) (“RP Acquisition”) to acquire all of the outstanding shares of common stock of JDA expired at 11:59 p.m., New York City time, on December 20, 2012. All shares that were validly tendered into the offer and not properly withdrawn have been accepted for payment and will be paid promptly in accordance with the terms of the offer.

As previously announced, pursuant to the merger agreement among RP Acquisition, RP Crown Parent, LLC (“RP Parent”) and JDA, RP Acquisition commenced a tender offer on November 15, 2012 to acquire all of the outstanding shares of common stock of JDA for $45.00 per share, net to the seller in cash without interest and less any required withholding taxes.

The depositary for the tender offer has advised that, as of the offer’s expiration, 39,515,631 shares of common stock of JDA have been validly tendered and not properly withdrawn pursuant to the tender offer (excluding shares subject to outstanding notices of guaranteed delivery). Those shares represent approximately 89.16% of the outstanding shares of JDA on a fully diluted basis.

RP Acquisition and JDA will promptly complete a “short-form” merger under Delaware law after RP Acquisition exercises its top-up option under the merger agreement, and JDA will become a wholly owned direct subsidiary of RP Parent. The merger is expected to be completed on or about December 21, 2012. As a result of the merger, any shares of JDA common stock not previously tendered will be cancelled and shall cease to exist and (other than Shares owned by JDA (including treasury shares), RP Parent, RP Acquisition (other than shares in trust accounts, managed accounts and the like), or by stockholders of JDA who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law) will be converted into the right to receive the same $45.00 per share in cash paid in the tender offer. Following the merger, JDA’s common stock will cease to be traded on The NASDAQ Global Market.

In addition, on December 21, 2012, JDA called for redemption all of its outstanding $275,000,000 aggregate principal amount 8.0% Senior Notes due 2014 (the “Notes”) in accordance with the redemption provisions of the indenture governing the Notes, dated as of December 10, 2009 (as supplemented by that certain Supplemental Indenture dated as of January 28, 2010, the “Indenture”), among JDA, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”). The redemption date for the Notes will be January 21, 2013 (the “Redemption Date”). The Notes will be redeemed at a redemption price of 104.00% of the principal amount thereof, plus accrued and unpaid interest on the Notes redeemed to, but not including, the Redemption Date, in accordance with the provisions of the Indenture. In connection with the redemption, JDA satisfied and discharged its obligations under the Indenture in accordance with the satisfaction and discharge provisions of the Indenture, by causing to be deposited with the Trustee sufficient funds to pay the redemption price, plus accrued and unpaid interest on the Notes to, but not including, the Redemption Date. As a result of the satisfaction and discharge of the Indenture, JDA has been released from its remaining obligations under the Indenture and the Notes.

Greenhill & Co. is serving as financial advisor to RedPrairie and dealer manager for the tender offer, and Fried, Frank, Harris, Shriver & Jacobson LLP is acting as legal counsel. Credit Suisse also served as a financial advisor to RedPrairie.

J.P. Morgan acted as financial advisor to JDA. DLA Piper LLP acted as legal counsel for JDA, and Cravath, Swaine & Moore LLP represented the independent directors of the Board of Directors of JDA.

RedPrairie Contact Information:

Media Contact:

Brunswick Group

Shahed Larson / Charlotte McCrum

+1 (212) 333-3810

Investor Contact:

MacKenzie Partners

+1 (800) 322-2885

JDA Contact Information:

Media:

Beth Elkin

469-357-4225

beth.elkin@jda.com

Investors:

Mike Burnett

480-308-3392

mike.burnett@jda.com

About RedPrairie

For more than 35 years, RedPrairie’s best-of-breed supply chain, workforce and all-channel retail solutions have put commerce in motion for the world’s leading companies. Installed in over 60,000 customer sites across more than 50 countries, RedPrairie solutions adapt to help ensure visibility and collaboration between manufacturers, distributors, retailers and consumers. RedPrairie is prepared to meet its customers’ current and future demands with multiple delivery options, flexible architecture and 24/7 technical and customer support. For a world in motion, RedPrairie is commerce in motion.

To learn more about how RedPrairie solutions can optimize your inventory, improve employee productivity or increase sales, visit RedPrairie.com or email info@redprairie.com.

RedPrairie is a registered trademark of RedPrairie Corporation. © 2012 RedPrairie Corporation. All Rights Reserved. Other product and service names mentioned herein are the trademarks of their respective owners.

About JDA Software Group

JDA® Software Group, Inc. (NASDAQ: JDAS), The Supply Chain Company®, is the leading provider of innovative supply chain management, merchandising and pricing excellence solutions worldwide. JDA empowers more than 2,700 companies of all sizes to make optimal decisions that improve profitability and achieve real results in the manufacturing, wholesale distribution, transportation, retail and services industries. With an integrated solutions offering that spans the entire supply chain from materials to the consumer, JDA leverages the powerful heritage and knowledge capital of acquired market leaders including i2 Technologies®, Manugistics®, E3®, Intactix® and Arthur®. JDA’s robust services offering, including complete solution lifecycle management via JDA Cloud Services, provides customers with leading-edge industry practices and supply chain expertise, lower total cost of ownership, long-term business value, and 24/7 functional and technical support. To learn more, visit jda.com or email

Forward Looking Statements

Information provided and statements contained in this press release that are not purely historical, such as statements regarding expectations about the tender offer, the expected timing of the completion of the transaction and the ability to complete the transaction considering the various closing conditions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements only speak as of the date of this press release, and JDA assumes no obligation to update the information included in this press release. Statements made in this press release that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the possibility that the transaction does not close, the risk that business disruption relating to the transaction may be greater than anticipated, the failure to obtain any required financing on favorable terms and other specific risk factors discussed herein and in other releases and public filings made by JDA (including filings by JDA with the SEC). Although JDA believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, JDA also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.